POINTR DATA INC.

Financial Statements
And Supplemental Schedule

For the years ended December 31, 2018 and December 31, 2017
With
Independent Auditors' Report and Accompanying Notes

Prepared by:

Chugh CPAs, LLP
1600 Duane Ave, Santa Clara,
CA, 95054

CHUGH

CONTENTS | PAGE

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
of PointR Data Inc.

We have audited the accompanying financial statements of PointR Data Inc. (a Delaware corporation), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income, statements of stockholders' equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the 2018 and 2017 financial statements referred to above present fairly, in all material respects, the financial position of PointR Data Inc. as of December 31, 2018, and December 31, 2017 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Chugh CPAs LLP

Chugh CPAs LLP

Santa Clara, CA

October 29, 2019

POINTR DATA INC.
BALANCE SHEET
AS OF DECEMBER 31,

		2018		2017
ASSETS				
CURRENT ASSETS				
Cash	$	757,156	$	38,025
Accounts Receivable		38,474		-
Other Current Assets		1,498		-
TOTAL CURRENT ASSETS		797,128		38,025
PROPERTY & EQUIPMENT				
Development Equipment, at cost		81,528		-
Less: Accumulated Depreciation		(27,176)		-
TOTAL PROPERTY & EQUIPMENT, NET		54,352		-
OTHER ASSETS				
Deferred Tax Asset		45,881		2,608
Loans & Advances		81,299		1,000
TOTAL OTHER ASSETS		127,180		3,608
TOTAL ASSETS	$	978,660	$	41,633

See independent accountants' audit report & accompanying notes

POINTR DATA INC.
BALANCE SHEET
AS OF DECEMBER 31,

	2018	2017
LIABILITIES & STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES		
Accounts Payable	2,308	$ 410
Provision for Taxes	-	$ 9,910
Credit Card Payable	3,050	-
TOTAL CURRENT LIABILITIES	5,358	10,320
LONG TERM LIABILITIES		
Convertible Promissory Note	1,129,726	-
TOTAL LONG TERM LIABILITIES	1,129,726	-
STOCKHOLDERS' EQUITY		
Common Stock : $0.0001 Par Value, 12,000,000 Authorized 10,000,000 Issued and Outstanding	1,000	1,000
Additional Paid In Capital	1,610	125
Retained Earnings/(Deficit)	(159,035)	30,188
TOTAL STOCKHOLDERS' EQUITY	(156,425)	31,313
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 978,659	$ 41,633

See independent accountants' audit report & accompanying notes

POINTR DATA INC.
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31,

CHUGH

		2018		2017
REVENUE				
Engineering Services Income	$	89,474	$	38,000
		89,474		38,000
Selling, General & Administrative Expenses (Schedule A)		295,339		510
OPERATING PROFIT/(LOSS)		(205,864)		37,490
Other Income/(Expense)	$	(26,632)	$	-
INCOME(LOSS) BEFORE INCOME TAX		(232,496)		37,490
Income Tax (Expense)/Benefit		43,274		(7,302)
NET INCOME(LOSS)	$	(189,223)	$	30,188

POINTR DATA INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2018 and 2017

CHUGH

	Common Stock			Additional Paid in Capital		Retained Earnings		Total Stockholders' Equity
	# of Shares		Amount		Amount				
BALANCE, DECEMBER 31, 2016	10,000,000	$	1,000					$	1,000
Net Profit							30,188		30,188
Additional Issuance					125				125
BALANCE, DECEMBER 31, 2017	10,000,000	$	1,000	$	125	$	30,188	$	31,313
Additional Issuance								$	-
Stock Compensation Expense					1,485				1,485
Net Loss		$	-				(189,223)		(189,223)
BALANCE, DECEMBER 31, 2018	10,000,000	$	1,000	$	1,610	$	(159,035)	$	(156,425)

See independent accountants' audit report & accompanying notes

POINTR DATA INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2018 and 2017

CHUGH

		2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES			
Net Profit/(Loss)	$	(189,223)	$ 30,188
Adjustment to reconcile Net Income to Net Cash			
Stock Compensation Expense		1,485	
Depreciation & Amortization		27,176	
Deferred Tax Asset		(43,274)	(2,608)
Provided by Operating Activities:			
(Increase) decrease in operating Assets:			
Accounts Receivable, Net		(38,474)	
Other Current Assets		(1,498)	
Increase (decrease) in operating Liabilities:			
Credit Card Payable		3,050	
Loan from Shareholders			1,000
Accounts Payable		1,898	410
Provision for Taxes		(9,910)	9,910
Net Cash Provided By/(Used in) Operating Activities		(248,769)	38,900
CASH FLOWS FROM INVESTING ACTIVITIES			
Purchase of Property and equipment		(81,528)	
Loans and Advances		(80,299)	
Net Cash Used in Investing Activities		(161,826)	-
CASH FLOWS FROM FINANCING ACTIVITIES			
Additional Paid in Capital			125
Convertible Promissory Note		1,129,726	
Net Cash Provided by Financing Activities		1,129,726	125
NET INCREASE IN CASH		719,130	39,025
CASH, beginning of year		38,025	-
CASH, end of year	$	757,155	$ 39,025

See independent accountants' audit report & accompanying notes

NOTE 1 – DESCRIPTION OF BUSINESS

PointR Data Inc. (the "Company") was incorporated in Delaware in September 2016. The Company, headquartered in Silicon Valley, provides an Artificial Intelligence (AI) product for light weight, high performance AI cluster computing. The product is deployed at end points such as retail stores, railroads, and manufacturing plants. It provides real-time, localized decision-making harvesting complex data from structured and unstructured sources. In the pharma industry AI will be used in the entire life cycle of a drug: in discovery, clinical trials and manufacturing. In healthcare, AI is used for pathology and radiology image analysis.

The Company works with a variety of application providers in multiple industries. In the complex domain of pharmaceuticals manufacturing, the technology will be deployed to track and predict operations to eliminate recalls and promote drug safety. In retail, it helps operators automate stores to ease checkout and increase food safety. In transportation, it is being tested to prevent expensive downtimes with automated inspections.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). The Company uses cash method of accounting for income tax reporting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United Statements requires management to make estimates and assumptions that affect the amounts are reported in the financial statements and accompanying disclosures. Actual results may differ from these estimates. The Company's most significant estimates relate to estimated useful lives of property and equipment, impairment of long-lived assets and certain accrued expenses.

Revenue Recognition

The Company recognizes revenues in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic No. 606, Revenue from Contracts with Customers ("ASC 606"). Under ASC 606, revenue is recognized when the following steps have been fulfilled:

- Identify the contract(s) with a customer.
- Identify the performance obligations in the contract.
- Determine the transaction price.
- Allocate the transaction price to the performance obligations in the contract.
- Recognize revenue when (or as) the entity satisfies a performance obligation.

Total revenue consists of sale of artificial intelligence products and engineering services directly to enterprise customers or through value-added resellers. The customer is billed, and revenue is recognized when the product is shipped to the customer.

Cost of Revenue

Cost of revenue consists primarily of subcontracting work.

Cash

Cash consists of cash in bank account.

Accounts Receivable

Accounts receivable are due from companies in a broad range of industries, primarily based in the United States. Credit of thirty days is extended based on an evaluation of the customer's financial condition, and collateral is not generally required. Based upon aging statistics, historical write-offs and general economic conditions, management determines an allowance for doubtful accounts. There are no accounts receivables at December 31, 2017. The Company considers accounts receivable at December 31, 2018 to be fully collectible. Accordingly, no allowance for doubtful accounts has been recorded at December 31, 2018. If amounts become uncollectible, they will be charged to operations when that determination is made.

Property and Equipment

Property and equipment, including improvements that significantly add to the productive capacity or extend the useful life of the asset, is stated at cost less accumulated depreciation. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets. Estimated useful lives are primarily 2-5 years for computer hardware and software. Repairs and maintenance are charged to expense in the period incurred.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are recorded based on the estimated future tax effects of differences between the financial statement and income tax basis of existing assets and liabilities. A valuation allowance is provided against the Company's deferred income tax assets when their realization is not reasonably assured. The Company's differences result primarily from the use of different methods of accounting for depreciation and amortization for financial reporting and tax purposes at each year-end. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities.

The Company evaluates its tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold is recorded as an expense in the applicable year. As of December 31, 2018 and 2017, the Company does not have any significant uncertain tax positions for which a reserve would be necessary.

The Company's accounting policy for interest and penalties recognized is to classify them as a component of its provision for income taxes. For the years ended December 31, 2018 and 2017, there was no interest or penalties recognized and recorded as a component of the Company's income tax provision. The Company files U.S. federal and U.S. state tax returns. For U.S. state tax returns, the Company would be subject to tax examination for years 2016 onwards.

In November 2015, the FASB issued ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. ASU 2015-17 simplifies the presentation of deferred income taxes by eliminating the separate classification of deferred income tax assets and liabilities into current and noncurrent amounts in the consolidated balance sheets. The standard requires that all deferred tax liabilities and assets be classified as noncurrent in the balance sheet. The standard is effective for annual periods beginning after December 15, 2016 and may be applied either prospectively or retrospectively to all periods presented. Early adoption is permitted. The Company has early adopted this standard in 2017.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific revenue recognition guidance throughout the Industry Topics of the Accounting Standards Codification. The updated guidance states that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance also provides for additional disclosures with respect to revenues and cash flows arising from contracts with customers. The standard will be effective for annual reporting periods beginning after December 15, 2018, the Company's management is evaluating the effect of this standard.

There are various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

Subsequent Events

As required under FASB ASC 855 "Subsequent Events" (formerly FAS 165), the Company is required to disclose events and transactions after balance sheet date but before the financial statements are available to be issued.

The Company has evaluated the subsequent events through October 29, 2019 which is the date the financial statements are available for issue. On August 17, 2019, the Company entered into an Agreement and Plan of Merger with Mateon Therapeutics, Inc. ("Mateon") and certain other parties, pursuant to which the Company intends to merge with and become a wholly owned subsidiary of Mateon. The closing of the transaction

is subject to closing conditions. The Company expects that the transaction will close in the fourth quarter of 2019.

The Company has concluded that besides the above, no events or transactions have occurred which would require adjustments or disclosures in the Company's financial statements.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2018:

Development Equipment	$	81,528
Less: Accumulated Depreciation		(27,176)
Property and Equipment	$	54,352

Depreciation expense was $27,176 as of December 31, 2018. There was no property and equipment and hence no depreciation expense for 2017.

NOTE 4– INCOME TAXES

The Company accounts for income taxes under the provisions of FASB ASC 740, "*Accounting for Income Taxes*". Under ASC 740, deferred taxes are required to be classified based on the financial statement classification of the related assets and liabilities which give rise to temporary differences. Deferred taxes result from temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities.

All of the income before tax as shown in the statement of income for the years ended December 31, 2018 and 2017 is derived in the United States.

The components of income tax expense and deferred income tax benefit relating to earnings from operations as of December 31, 2018 are as follows:

Current		2018		2017
Federal			$	5,847
State				4,063
Income Tax Expense		-		9,910
Deferred				
Federal	$	(38,064)	$	(1,957)
State		(5,210)		(651)
Deferred Tax Expense(Benefit)	$	(43,274)	$	7,302
Net Income Tax Expense/(Benefit)	$	(43,274)	$	17,212

The U.S. Tax Cuts and Jobs Act (Tax Act) was enacted on December 22, 2017 and introduces significant changes to U.S. income tax law. Effective in 2018, the Tax Act reduces the U.S. statutory tax rate from 35% to 21% and creates new taxes on certain foreign-sourced earnings

and certain related-party payments, which are referred to as the global intangible low-taxed income tax and the base erosion tax, respectively.

The components of Domestic deferred tax asset (liability) as of December 31, 2018 are as follows:

Deferred Tax Asset				
Stock compensation expense	$	416		
Net Operating Loss as per tax return		70,785	$	71,201
Deferred Tax Liability				
Depreciation & amortization	$	(15,208)		
Cash to Accrual Catchup		(9,921)		(25,129)
Net Deferred Tax Asset			**$**	**46,072**

The components of deferred income tax asset as of December 31, 2017 are as follows:

Deferred Tax Asset		
Cash to Accrual Catchup	$	2,608
Net Deferred Tax Asset	**$**	**2,608**

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Operating Lease

The Company leases certain operating facilities under non-cancelable operating leases, mostly shared workspaces with other technology start-ups. Rent expense was $1,074 in 2018. There was no Rent expense in 2017.

Since the workspaces rented do not have a fixed rent amount, future minimum payments required under the non-cancelable operating leases are not capable of estimation at this time.

There are no pending legal actions, including arbitrations, class actions and other litigation, arising in connection with the Company's activities. Legal reserves are established in accordance with FASB *ASC 450* (formerly known as SFAS No. 5), "*Accounting for Contingencies*". Once established, reserves are adjusted when there is more information available or when an event occurs requiring a change. There are no legal reserves in the statement of financial condition as of December 31, 2018 and 2017.

NOTE 6 – RELATED PARTY TRANSACTIONS

Due from Key Personnel

As of December 31, 2018, the Company has a receivable from one of its key personnel towards an interest-free loan amounting to $15,000. There was also a promissory note of $2,500 issued to another key personnel with an interest rate of 3.5% p.a. and a payable towards

expenses of $453 to the same personnel. The balance of this note as of December 31, 2018 was $2,006. There were no Related Party transactions as of December 31, 2017.

NOTE 7 – CONCENTRATIONS OF RISK

The Company's revenues and accounts receivable were attributable to one major customer (also a related party) as of December 31, 2018.

NOTE 8 – EMPLOYEE STOCK OPTION PLAN

The Company has granted certain options to some of the employees and independent contractors under the 2017 Stock Incentive Plan on various dates starting in December 2017.

On exercise and allotment of shares, the employee is the registered holder of the shares. The employee is entitled to all the benefits, which may accrue to a shareholder of the Company such as dividends, bonus shares, right shares, etc.

The Company accounts for its employee stock-based compensation awards in accordance with ASC Topic 718, Compensation - Stock Compensation. ASC Topic 718 requires that all employee stock-based compensation is recognized as a cost in the financial statements and that for equity classified awards such cost is measured at the grant date fair value of the award. The estimated fair value of stock options is charged to income on a straight-line basis over the requisite service period.

Under the fair value recognition provisions of accounting standards, share-based compensation cost is measured at the grant date based on the value of the award and are recognized over the vesting period. Determining the fair value of the share-based awards at the grant date requires judgment, including estimating the expected term over which stock options will be outstanding before they are exercised, the expected volatility of our stock, and the number of share-based awards that are expected to be forfeited. If actual results differ significantly from our estimates, share-based compensation expense and our results of operations could be materially impacted. Stock based compensation of $1,485 was recognized as of December 31, 2018.

	2018	2017
Shares Granted	340,640	125,640
Shares Exercised	0	0
Shares Forfeited	72,000	72,000
Shares Outstanding Exercisable	268,640	53,640

NOTE 9- STOCKHOLDERS' EQUITY

The Company has common stock of 12,000,000 authorized shares at a par value of $ 0.0001 with 10,000,000 shares issued and a paid-up capital of $1,125 as of December 31, 2018 and 2017. A corresponding loan was made by the Company to such shareholders of $1,000 which

is outstanding as of December 31, 2018, and which is accruing interest at an annual rate of 3%.

The holder of each share of Common Stock has the right to one vote for each share, and is entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and is entitled to vote upon such matters and in such manner as may be provided by law.

CONVERTIBLE NOTES

There were no convertible notes outstanding as of December 31, 2017.

As of December 31, 2018, the Company has issued $1,100,000 in principal amount of convertible promissory notes. Interest on $1,000,000 of outstanding principal amount of the notes accrues at a rate of 5% per annum, and the outstanding amount of the loan (including accrued interest) as of December 31, 2018 was $1,029,726. With respect to the other convertible promissory note in the principal amount of $100,000, there is an advance given for contracted work of $63,225 as of December 31, 2018.

The promissory notes have the following conversion features:

- In the event that the Company issues and sells shares of its equity securities (the "Equity Securities") to investors while the convertible notes remain outstanding in an equity financing with total proceeds to the Company of not less than $1,000,000 (excluding the conversion of the notes or other indebtedness) (a "Qualified Financing"), then the outstanding principal amount of the notes will automatically convert in whole into such Equity Securities sold in the Qualified Financing at a conversion price equal to the lesser of (i) the price paid per share for Equity Securities by the investors in the Qualified Financing multiplied by 0.80, and (ii) the quotient resulting from dividing $20,000,000 by the number of outstanding shares of common stock of the Company immediately prior to the Qualified Financing (assuming conversion of all securities convertible into common stock or other equity of the Company (on an as converted to common stock basis) and exercise of all outstanding options and warrants and other securities convertible or exercisable into equity of the Company (on an as exercised and as converted to common stock basis), but excluding the shares of equity securities of the Company issuable upon the conversion of the notes).
- In the event that the Company issues and sells Equity Securities to investors while the notes remain outstanding in an equity financing that does not constitute a Qualified Financing (a "Non-Qualified Financing"), then, upon the written election of the holder of the note, the outstanding principal amount of such note, shall convert in whole into such Equity Securities sold in the Non-Qualified Financing at a conversion price equal to the lesser of (i) the price paid per share for Equity Securities by the Investors in the Non-Qualified Financing multiplied by 0.80, and (ii) the quotient resulting from

dividing $20,000,000 by the number of outstanding shares of common stock of the Company immediately prior to the Non-Qualified Financing (assuming conversion of all securities convertible into common stock or other equity of the Company (on an as converted to common stock basis) and exercise of all outstanding options and warrants and other securities convertible or exercisable into equity of the Company (on an as exercised and as converted to common stock basis), but excluding the shares of equity securities of the Company issuable upon the conversion of Note.

- In the event that the Company undergoes a Change of Control (as defined below) while the notes remain outstanding, then the outstanding principal amount of the notes, shall automatically convert in whole into common stock at a conversion price equal to the lesser of (i) the amount to be received by the holders of common stock multiplied by 0.80, and (ii) the quotient resulting from dividing $20,000,000 by the number of outstanding shares of common stock of the Company immediately prior to the Change of Control (assuming conversion of all securities convertible into common stock or other equity of the Company (on an as converted to common stock basis) and exercise of all outstanding options and warrants and other securities convertible or exercisable into equity of the Company (on an as exercised and as converted to common stock basis), but excluding the shares of equity securities of the Company issuable upon the conversion the notes). For purposes of the notes, "Change of Control" shall be deemed to have occurred upon any one of the following events: (i) upon the consummation of the acquisition of a majority of the outstanding stock of the Company pursuant to a tender offer validly made under any federal or state law (other than a tender offer by the Company), (ii) upon the consummation of a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the shareholders of the Company immediately prior to such merger, consolidation or other reorganization hold less than 50% of the voting or economic interest of the surviving or resulting entity after such merger, consolidation or other reorganization; or (iii) upon the sale of all or substantially all of the assets of the Company.

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION

To the Board of Directors and Stockholders
of PointR Data Inc.

We have audited the financial statements of PointR Data Inc. as of and for the years ended December 31, 2018 and 2017 and our report thereon dated October 22, 2019, which expressed an unmodified opinion on those financial statements, appears on page 1. Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The information in Schedule A, which is the responsibility of management, is presented for purposes of additional analysis and is not a required part of the financial statements. Such information was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. That information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America.

In our opinion, that information is fairly stated in all material respects in relation to the financial statements as a whole.

Chugh CPAs LLP

Chugh CPAs LLP

Santa Clara, CA

October 29, 2019

POINTR DATA INC.
SCHEDULE A
OPERATING, SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31,

	2018	2017
Advertisement	5,241	410
Auto Expense	1,982	
Bank Service Charges	225	-
Accounting Fees	6,431	-
Office Expense	2,034	-
Entertainment & Meals	34,064	-
Stock Compensation Expense	1,485	-
Legal & Professional Expenses	55,564	-
Computer Software Related Expenses	4,571	100
Miscellaneous	21	
Outside Services	36,775	-
Payroll Taxes	6,025	-
Rent	1,074	-
Salaries	75,000	-
Conference & Seminars	3,960	-
Research & Development	7,174	-
Depreciation	27,176	-
Travel	26,538	-
TOTAL OPERATING, SELLING, GENERAL AND ADMINISTRATIVE EXP	$ 295,339	$ 510

See independent accountants' audit report & accompanying notes